UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 11, 2005
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number)

5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition

     On April 11, 2005, Hyperion Solutions Corporation (the “Company”) issued a press release announcing preliminary financial results for its fiscal third quarter ended March 31, 2005 entitled “Hyperion Reports Preliminary Fiscal Third Quarter Results At High End of Guidance.” Subsequently the Company held a conference call to discuss its preliminary results. A copy of the press release is furnished as Exhibit 99.1 to this report. A transcript of the conference call and the related slide presentation are furnished as Exhibit 99.2 to this report.

     The information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press release dated April 11, 2005, entitled “Hyperion Reports Preliminary Fiscal Third Quarter Results At High End of Guidance.”

99.2	Transcript of the Company’s conference call relating to its preliminary financial results for its fiscal third quarter ended March 31, 2005 and the related slide presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

HYPERION SOLUTIONS CORPORATION
Date: April 15, 2005	By:	/s/ David Odell
		Name:	David Odell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated April 11, 2005, entitled “Hyperion Reports Preliminary Fiscal Third Quarter Results At High End of Guidance.”

99.2	Transcript of the Company’s conference call relating to its preliminary financial results for its fiscal third quarter ended March 31, 2005 and the related slide presentation.